Goodwill	3 Months Ended	12 Months Ended
	Jun. 28, 2013	Mar. 29, 2013
Goodwill [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Other Intangible Assets
Goodwill

The following table summarizes the changes in the carrying amount of goodwill by segment for the three months ended June 28, 2013:

(Amounts in millions)	GBS	GIS	NPS	Total
Goodwill, gross *	$1,316	$2,152	$793	$4,261
Accumulated impairment losses *	(671)	(2,074)	—	(2,745)
Balance as of March 29, 2013, net	645	78	793	1,516

Deductions	(12)	—	(43)	(55)
Foreign currency translation	(17)	—	—	(17)

Goodwill, gross	1,287	2,152	750	4,189
Accumulated impairment losses	(671)	(2,074)	—	(2,745)
Balance as of June 28, 2013, net	$616	$78	$750	$1,444

* Both the gross goodwill and accumulated impairment losses amounts have been adjusted by $19 million, to reflect the fully impaired goodwill associated with the fiscal 2013 divested enterprise systems integration business.

As described in Note 13, at the beginning of fiscal 2014, the Company changed its operating model, which resulted in changes to the Company's reportable segments. Concurrent with the change in the reportable segments, the Company reassigned goodwill to its reporting units, using a relative fair value allocation approach. As a result of this reassignment, $47 million of goodwill was reallocated from the former MSS segment to the new GBS segment. The reallocated goodwill is reflected in the goodwill balances as of March 29, 2013, noted above.

The deductions in goodwill relate to classification of a portion of NPS' goodwill to assets held for sale in connection with the sale of ATD and the divestiture of GBS' flood insurance BPO business (see Notes 3 and 18). The foreign currency translation amount reflects the impact of currency movements on non-U.S. dollar-denominated goodwill balances.

The Company tests goodwill for impairment on an annual basis, as of the first day of the second fiscal quarter, and between annual tests if an event occurs, or circumstances change, that would more likely than not reduce the fair value of a reporting unit below its carrying amount.

Due to the segment reorganization described above, the Company performed the first step of the goodwill impairment test for all reporting units as of the beginning of the first quarter of fiscal 2014. Based on the results of the first step of the impairment test, the Company concluded that the fair value of each reporting unit exceeded its carrying value and therefore the second step of the goodwill impairment test was not required.

Due to the disposal of the flood insurance BPO business during May 2013, the Company performed an assessment to determine whether the remaining goodwill of GBS' Industry Software and Solutions (IS&S) reporting unit, which contained the divested business, might be impaired. The Company determined that no impairment existed. In addition, due to the classification of the ATD as discontinued operations during May 2013, CSC performed the first step of the goodwill impairment test for the remaining business of the NPS reporting unit. The fair value of the reporting unit exceeded its carrying value, and the second step of the goodwill impairment test was not required.

At the end of the first quarter of fiscal 2014, the Company assessed whether there were events or change in circumstances that would more likely than not reduce the fair value of any of its reporting units below their carrying amounts. There were no such indicators for any of the reporting units with goodwill, and therefore, it was unnecessary to perform the first step of the two-step impairment testing process as of June 28, 2013. The fair values of all of our reporting units were substantially in excess of their carrying values based on the step one performed in conjunction with our first quarter fiscal 2014 goodwill reallocation and impairment testing. None of our reporting units were at risk of failing step one at that time.
Other Intangible Assets

A summary of amortizable intangible assets is as follows:

	As of June 28, 2013
(Amounts in millions)	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Outsourcing contract costs	$1,483	$996	$487
Software	2,187	1,576	611
Customer and other intangible assets	501	288	213
Total intangible assets	$4,171	$2,860	$1,311

	As of March 29, 2013
(Amounts in millions)	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Outsourcing contract costs	$1,473	$968	$505
Software	2,134	1,523	611
Customer and other intangible assets	512	281	231
Total intangible assets	$4,119	$2,772	$1,347

Amortization related to intangible assets was $98 million and $98 million for the quarters ended June 28, 2013, and June 29, 2012, respectively, including reductions of revenue for amortization of outsourcing contract cost premiums of $9 million and $10 million and for amortization of contract related intangible assets of $3 million and $3 million in each of the respective quarters. Amortization expense related to capitalized software was $45 million and $44 million for the quarters ended June 28, 2013, and June 29, 2012, respectively.

Estimated amortization expense related to intangible assets as of June 28, 2013, for the remainder of fiscal 2014 is $282 million, and for each of the fiscal years 2015, 2016, 2017 and 2018, is as follows: $328 million, $239 million, $175 million and $128 million, respectively.

Goodwill
Goodwill

Effective at the beginning of fiscal 2014, the Company began operating under its new reportable segments, GBS, GIS and NPS (see Note 16). The following tables summarize the changes in the carrying amount of goodwill, by segment, for the years ended March 29, 2013, and March 30, 2012, respectively, assuming that the segment change occurred at the beginning of fiscal year 2012.

(Amounts in millions)	GBS	GIS	NPS	Total
Goodwill, gross	$1,596	$2,152	$768	$4,516
Accumulated impairment losses	(690)	(2,074)	—	(2,764)
Balance as of March 30, 2012, net	906	78	768	1,752

Additions	—	—	25	25
Deductions	(241)	—	—	(241)
Foreign currency translation	(20)	—	—	(20)

Goodwill, gross	1,335	2,152	793	4,280
Accumulated impairment losses	(690)	(2,074)	—	(2,764)
Balance as of March 29, 2013, net	$645	$78	$793	$1,516

(Amounts in millions)	GBS	GIS	NPS	Total
Goodwill, gross	$1,272	$2,032	$753	$4,057
Accumulated impairment losses	(19)	—	—	(19)
Balance as of April 1, 2011, net	1,253	2,032	753	4,038

Additions	354	107	15	476
Foreign currency translation	(30)	13	—	(17)
Impairment losses	(671)	(2,074)	—	(2,745)

Goodwill, gross	1,596	2,152	768	4,516
Accumulated impairment losses	(690)	(2,074)	—	(2,764)
Balance as of March 30, 2012, net	$906	$78	$768	$1,752

The fiscal 2013 addition to goodwill of $25 million relates to an acquisition in the NPS segment (see Note 4). The reduction of $241 million relates to the divestiture of a business within the GBS segment (see Note 3). The foreign currency translation amount relates to the impact of currency movements on non-U.S. dollar denominated goodwill balances.

The fiscal 2012 additions to goodwill of $476 million consisted of: 1) $475 million related to the acquisition of four new businesses, two within the GBS segment, 1 that was allocated between GBS and GIS segments, and one within the NPS segment; and 2) $1 million of contingent consideration paid upon the achievement of contractually-defined revenue target relating to a fiscal 2009 NPS acquisition (see Note 4).

As noted in Note 1, the Company tests goodwill for impairment on an annual basis, as of the first day of the second fiscal quarter, and between annual tests if an event occurs, or circumstances change, that would more likely than not reduce the fair value of a reporting unit below its carrying amount.

During the second quarter of fiscal 2013, the Company performed its annual impairment test of goodwill, choosing to bypass the initial qualitative assessment and proceeding directly to the first step of the impairment test for all reporting units, and concluded that no impairment had occurred.

Due to the divestiture of the credit services business in the third quarter of fiscal 2013, which caused the allocation of $241 million of goodwill from the GBS-Industry Software & Solutions (GBS-IS&S) reporting unit to that disposed business, we assessed the goodwill remaining on the GBS-IS&S balance sheet for potential impairment. The Company performed the first step of the two-step of the goodwill impairment test and concluded that the goodwill remaining on the GBS-IS&S balance sheet, after allocation of goodwill to the divested business, was not impaired.

During the fourth quarter of fiscal 2013, the Company assessed whether there were events or change in circumstances that would more likely than not reduce the fair value of any of its reporting units below their carrying amounts. The Company considered, among other factors, any significant changes in the Company's fiscal 2013 forecast since the annual impairment test was performed, the outlook for the Company's business and industry, including the impact of sequestration by the U.S. federal government, the Company's market capitalization, and the current economic environment and outlook. Based on that assessment, the Company determined that there have been no events or changes in circumstances that would more likely than not reduce the fair value of any of its reporting units below their carrying amounts, and, as a result, it was unnecessary to perform the first step of the two-step impairment testing process as of March 29, 2013. Any adverse changes in the business climate or in CSC's operating results could result in the need to perform additional impairment analyses of goodwill prior to the next annual test, which may result in impairment charges.

During fiscal 2012, the Company initiated its annual goodwill analysis in the second quarter and concluded that fair value was below carrying value for three reporting units: GIS, GBS-Consulting and GBS-IS&S. Management believed that the decline in the estimated fair values of these reporting units during the second quarter was a result of a number of factors, including: the significant decline in the Company’s overall stock price over the first six months of fiscal 2012; an overall decline in the broader stock market which resulted in reduced performance metric multiples at comparable public companies; uncertainty caused by concerns about the ongoing SEC investigation into reported errors and irregularities; concerns about the Company’s growth prospects in light of operational issues at its GIS reporting unit; uncertainty over the continuation of the Company’s NHS contract in light of comments made by government officials in the U.K.; and government budget pressures on customers worldwide. Lower than forecast operating performance also impacted the reporting units’ fair value calculations. Prior to the second quarter of fiscal 2012, the Company's stock price declines were considered temporary. In addition, an evaluation of historical and forecast operating results did not indicate it was more likely than not that the fair value of any reporting unit had fallen below carrying value, and therefore no interim goodwill impairment test was warranted prior to the second quarter.

At the end of the second quarter and subsequent to the date of the annual goodwill impairment test, the Company determined that sufficient indicators existed to require performance of an additional interim goodwill impairment analysis as of September 30, 2011. These indicators included: a further significant and sustained decline in CSC’s stock price which resulted in a market capitalization, adjusted for control premium, decreasing to an amount less than book value and remaining there for some time; further decreases in the performance metric multiples of comparable public companies, driving the market approach valuations lower; and additional evidence of certain reporting units’ performance which fell short of forecasts used in the annual market- and income-based tests. In this interim goodwill impairment test, the GBS-Consulting reporting unit again failed step one of the two-step test.

During the process of conducting the second step of the annual goodwill impairment tests, the Company identified significant previously unrecognized intangible assets, primarily relating to customer relationships and technology. The unrecognized intangible assets, estimated at approximately $1.3 billion, were predominantly attributable to unrecognized customer relationship assets in the GIS reporting unit and were driven by the Company’s high customer retention rates in this business. The combination of these previously unrecognized intangible assets and other unrecognized fair value changes to the carrying values of other assets and liabilities, together with the lower reporting unit fair values calculated in step one, resulted in an implied fair value of goodwill substantially below the carrying value of goodwill for the GIS, GBS-Consulting and GBS-IS&S reporting units. As a result, the Company recorded its best estimate of the goodwill impairment charge of $2,685 million, of which $2,074 million related to the GIS reporting unit, $453 million related to the GBS-Consulting reporting unit, and $158 million related to the GBS-IS&S reporting unit.

The September 30, 2011 interim goodwill test indicated that the fair value of the GBS-IS&S reporting unit passed step one (after the impairment charges discussed above) but was not considered to be substantially in excess of carrying value, and as noted above had a remaining goodwill balance, after impairments recorded in the second quarter, of $60 million at September 30, 2011.

During the third quarter of fiscal 2012, the Company completed all analyses related to its annual and second quarter interim goodwill impairment tests and reduced the impairment loss recorded in the second quarter by $3 million. The entire adjustment was in the GBS-IS&S reporting unit, and resulted from finalizing tax estimates and customer/technology asset fair values. Thus, the total second quarter goodwill impairment loss was $2,682 million, with $3 million of it recorded in the third quarter.

At the end of the third quarter of fiscal 2012, the Company assessed whether there were any events or circumstances that would more likely than not reduce the fair value of a reporting unit below its carrying value. The Company concluded that such indicators were present for its GBS-IS&S reporting unit due to the loss of a significant customer, the failure to win some major bids for new business, developments on the NHS contract, and reduction in forecasted earnings was considered a triggering event for an interim goodwill impairment test (see Note 18). There were no triggering events for the remaining reporting units with goodwill.

In conducting step one of the goodwill impairment test for the GBS-IS&S reporting unit in the third quarter of fiscal 2012, the factors stated above resulted in a reassessment of forecasted cash flow assumptions under an income approach, as well as a revised valuation using a market-multiples fair value approach, which resulted in the weighted-average fair value of the reporting unit being lower than its carrying value. This required the Company to perform the second step of the two-step test process, as noted below.

During the process of conducting step two of the interim goodwill impairment test for GBS-IS&S, the Company estimated the fair value of its tangible assets and the unrecognized intangible assets, primarily customer relationship and technology assets, and recorded an impairment charge of $63 million.

The Company tested its long-lived assets for impairment in conjunction with the annual and the second and third quarter interim goodwill impairment tests and concluded that these assets were not impaired.

At the end of the fourth quarter of 2012, the Company assessed whether there were events or change in circumstances that would more likely than not reduce the fair value of any of its reporting units below their carrying amounts. There were no such indicators for any of the reporting units with goodwill, and therefore, an interim goodwill test was not required.